Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mueller Holdings (N.A.), Inc. (the “Company”), on Form 10-Q for the period ended June 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Darrell M. Jean, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                The Report fully complies with the requirements of section 13(a) or 15)d) of the Securities Exchange Act of 1934, as amended, and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darrell M. Jean

Darrell M. Jean
Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Mueller Holdings (N.A.), Inc. and will be retained by Mueller Holdings (N.A.), Inc. and furnished to the Securities and Exchange Commission and its staff upon request.